Exhibit 10.2
Medicaid HMO Contract

AHCA CONTRACT NO. FA521
AMENDMENT NO. 10

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE OF FLORIDA, INC., hereinafter referred to as the "Vendor", is hereby amended as follows:

1. Standard Contract, Section II.A, Contract Amount, the first sentence is hereby amended to now read:

To pay for contracted services according to the conditions of Attachment I in an amount not to exceed $837,167,256.00 (an increase of $2,103,412.00), subject to availability of funds.

2. Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Tables 2 and 3, are hereby deleted in their entirety and replaced with the following:

Capitation Rates
A. General Capitation Rates plus Transportation (Attachment VIII-A, Table 2):

Area 1 Counties: Escambia, Santa Rosa

County	Provider Number
Escambia	015019314
Santa Rosa	015019331

Area 4 Counties: Volusia
County	Provider Number
Volusia	015019335

Area 9 Counties: Martin, Palm Beach

County	Provider Number
Martin	015019324
Palm Beach	015019339

Area 10 Counties: Broward

County	Provider Number
Broward	015019337

AHCA Contract No. FA521, Amendment No. 10, Page 1 of 4

Medicaid HMO Contract
B. General Capitation Rates plus Mental Health Rates (Attachment VIII-A, Table 4):

Area 2 Counties: Madison, Wakulla, Calhonn, Liberty, Jefferson

County	Provider Number
Jefferson	015019318
Madison	015019322
Wakulla	015019336
Calhoun	015019340
Liberty	015019342

C. General Capitation Rates plus Mental Health Rates and Transportation Rates (Attachment VIII-A, Table 6):

Area 2 Counties: Gadsden, Leon

County	Provider Number
Gadsden	015019315
Leon	015019320

Area 3 Counties: Citrus, Lake, Marion, Putnam

County	Provider Number
Citrus	015019309
Lake	015019319
Marion	015019323
Putnam	015019329

Area 4 Counties: Duval

County	Provider Number
Duval	015019313

Area 5 Counties: Pasco, Pinellas
County	Provider Number
Pasco	015019302
Pinellas	015019303

Area 6 Counties: Manatee, Polk, Highlands, Hillsborough

County	Provider Number
Manatee	015019301
Polk	015019304
Highlands	015019317
Hillsborough	015019300

AHCA Contract No. FA521, Amendment No. 10, Page 2 of 4

Area 7 Counties: Brevard, Orange, Osceola, Seminole
Medicaid HMO Contract
County	Provider Number
Brevard	015019308
Orange	015019327
Osceola	015019328
Seminole	015019333

Area 8 Counties: Sarasota

County	Provider Number
Sarasota	015019332

Area 11 Counties: Dade

County	Provider Number
Dade	015019338

Notwithstanding the payment amounts which may be computed with the above rate table, the sum of total capitation payments under this contract shall not exceed the total contract amount of $837,167,256.00 (an increase of $2,103,412.00), expressed on page seven of this contract.

3. This Amendment shall have an effective date of January 1, 2006, or the date on which both parties execute the Amendment, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

        This Amendment, and all its attachments, are hereby made part of the Contract.

This Amendment can not be executed unless all previous amendments to this Contract have been fully executed

AHCA Contract No. FA521, Amendment No. 10, Page 3 of 4

Medicaid HMO Contract

IN WITNESS WHEREOF, the Parties have caused this 4 page Amendment (including all attachments, if any) to be executed by their duly authorized officials.

HEALTHEASE OF FLORIDA, INC	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED BY: /s/ Todd S. Farha	SIGNED BY: /s/ Alan Levine
NAME: Todd S.Farha	NAME: Alan Levine
TITLE: President & CEO	TITLE: Secretary
DATE: 1/4/06	DATE: 1/4/06

THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY

AHCA Contract No. FA521, Amendment No. 10, Page 4 of 4